EXHIBIT

10.3

____________________________________________________________________________

Employment Agreement

Berj Abajian

Chief Executive Officer

Groovy Company, Inc. (GROO)  |  Annual Report on Form 10-K  |  Fiscal Year Ended December 31, 2025

EMPLOYMENT AGREEMENT

Groovy Company, Inc., d/b/a OTCM Protocol  -  Berj Abajian  -  Chief Executive Officer

Effective Date: January 1, 2026

This Employment Agreement (“Agreement”) is entered into as of January 1, 2026 (“Effective Date”), between GROOVY COMPANY, INC., a Wyoming corporation, d/b/a OTCM Protocol (“Company”), and BERJ ABAJIAN (“Executive”).

WHEREAS, the Company desires to employ the Executive as Chief Executive Officer to lead the Company’s operations as a public company focused on blockchain-based solutions for OTC securities markets; and

WHEREAS, the Executive desires to accept such employment under the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants herein, the parties agree as follows:

ARTICLE I: EMPLOYMENT AND TERM

1.1  Position

The Company hereby employs the Executive as Chief Executive Officer (“CEO”), reporting directly to the Board of Directors.

1.2  Term

This Agreement shall commence on January 1, 2026 and continue for an initial term of TEN (10) YEARS through December 31, 2035, unless earlier terminated in accordance with Article VII.

1.3  Location

The Executive’s principal place of employment shall be at the Company’s headquarters, with reasonable travel as required for business purposes.

ARTICLE II: DUTIES AND RESPONSIBILITIES

2.1  Executive Leadership

The Executive shall serve as chief executive officer with all duties, responsibilities, and authority customarily associated with such position, including:

A.  Capital Markets & Fundraising

•Lead all capital raising initiatives, including the Company’s $20,000,000 Regulation D Rule 506(c) Security Token Offering (STO)

•Develop and execute comprehensive fundraising strategies targeting accredited institutional investors

•Prepare for and lead institutional investor roadshows and presentations at industry conferences

•Manage relationships with investment banks, underwriters, and strategic financial partners

•Serve as primary spokesperson for investor communications, earnings, and conference calls

B.  Public Company Governance & Compliance

•Ensure full compliance with SEC reporting requirements (10-K, 10-Q, 8-K, proxy statements)

•Oversee Sarbanes-Oxley (SOX) compliance and internal controls over financial reporting

•Direct implementation of corporate governance best practices and Board directives

•Ensure adherence to Regulation FD, insider trading policies, and the Company’s Code of Ethics

•Lead Form 211 process to restore Rule 15c2-11 eligibility

C.  OTCM Protocol Strategic Leadership

•Develop and execute the Company’s strategic vision for OTC securities tokenization

•Drive adoption of the OTCM Protocol and ST22 Security Token framework across target issuer markets

•Pursue issuer onboarding strategy scaling from beta (3 companies) to 5,000 companies by Year 5

•Oversee platform go-to-market strategy and revenue generation from transaction fees and tokenization services

•Identify and pursue strategic partnerships, acquisitions, and international market expansion

D.  Financial Management

•Oversee all financial planning, budgeting, and forecasting

•Direct treasury management including planned SOL treasury staking strategy

•Manage relationships with auditors, accountants, and financial advisors

•Drive revenue growth and the Company’s path to profitability

E.  Organizational Leadership

•Recruit, develop, and retain senior management team

•Foster a culture of regulatory compliance, blockchain innovation, and operational excellence

•Represent the Company at industry conferences, including The Bridge and Securitize Investor Summit

•Maintain relationships with regulators, government officials, and industry associations

2.2  Devotion of Time

The Executive shall devote substantially all of their business time, attention, and efforts to the performance of their duties hereunder, except for permitted outside activities approved by the Board.

2.3  Compliance with Policies

The Executive agrees to comply with all Company policies, including the Insider Trading Policy, Code of Ethics, and Conflict of Interest Policy.

ARTICLE III: COMPENSATION

3.1  Base Salary

The Company shall pay the Executive an annual base salary of ONE HUNDRED FIFTY THOUSAND DOLLARS ($150,000), payable in accordance with the Company’s normal payroll practices, subject to annual review by the Compensation Committee.

3.2  Annual Bonus

The Executive shall be eligible for an annual performance bonus with a target of up to 30% of base salary, based on achievement of performance metrics established by the Compensation Committee.

3.3  Equity Compensation

The Executive shall be entitled to equity compensation in the form of Series A Preferred Stock as separately agreed between the parties and approved by the Board of Directors.

3.4  Change in Control

In the event of a Change in Control, all unvested equity shall immediately vest and the Executive shall be entitled to severance as specified in Article VII.

ARTICLE IV: BENEFITS

4.1  Employee Benefits

The Executive shall be entitled to participate in all employee benefit plans generally available to senior executives, including:

•Comprehensive health, dental, and vision insurance

•401(k) retirement plan with company matching

•Life and disability insurance

•Directors and Officers (D&O) liability insurance

4.2  Vacation

The Executive shall be entitled to four (4) weeks of paid vacation annually, in addition to Company-observed holidays.

4.3  Business Expenses

The Company shall reimburse all reasonable and documented business expenses incurred in the performance of duties, including business travel, professional memberships, conferences, mobile phone, and home office expenses.

ARTICLE V: CONFIDENTIALITY AND INTELLECTUAL PROPERTY

5.1  Confidential Information

The Executive acknowledges access to confidential and proprietary information and agrees to maintain strict confidentiality during and after employment.

5.2  Intellectual Property

All inventions, developments, and work product created during employment shall be the exclusive property of the Company.

ARTICLE VI: NON-COMPETITION AND NON-SOLICITATION

6.1  Non-Competition

During employment and for 12 months thereafter, the Executive shall not directly or indirectly engage in any business competitive with the Company’s OTC market solutions and blockchain tokenization platform.

6.2  Non-Solicitation

During employment and for 24 months thereafter, the Executive shall not solicit Company employees, customers, or partners.

6.3  Blue Pencil

If any restriction is deemed unenforceable, it shall be modified to the minimum extent necessary to make it enforceable.

ARTICLE VII: TERMINATION

7.1  Termination by the Company

A.  Without Cause

The Company may terminate without cause upon ninety (90) days’ written notice, with severance equal to:

•12 months’ base salary

•Pro-rated bonus for the year of termination

•Continued health benefits for 12 months

•Accelerated vesting of 50% of unvested equity

B.  For Cause

The Company may terminate immediately for Cause, including:

•Material breach of this Agreement or Company policies

•Violation of federal securities laws or regulations

•Conviction of a felony or crime involving moral turpitude

•Willful misconduct or gross negligence

7.2  Termination by Executive

A.  Without Good Reason

The Executive may resign upon ninety (90) days’ written notice, with no severance benefits.

B.  For Good Reason

The Executive may terminate for Good Reason (material breach by the Company, substantial diminution of duties, or required relocation) and receive severance as if terminated without cause.

7.3  Death or Disability

In the event of death or permanent disability, the Executive or estate shall receive accrued compensation, pro-rated bonus, and accelerated vesting of 50% of unvested equity.

ARTICLE VIII: INDEMNIFICATION

The Company shall indemnify and hold harmless the Executive to the fullest extent permitted by law for actions taken in good faith in the performance of duties, and shall maintain appropriate D&O insurance coverage.

ARTICLE IX: GENERAL PROVISIONS

9.1  Governing Law

This Agreement shall be governed by the laws of the State of Wyoming.

9.2  Arbitration

Any disputes shall be resolved through binding arbitration under American Arbitration Association (AAA) rules.

9.3  Entire Agreement

This Agreement constitutes the entire agreement between the parties and supersedes all prior agreements relating to the subject matter hereof.

9.4  Amendment

GROOVY COMPANY, INC.	CHIEF EXECUTIVE OFFICER
Board of Directors	Berj Abajian
Groovy Company, Inc. (GROO)	Groovy Company, Inc. (GROO)

Signature: /s/ Berj Abajian	Signature: /s/ Berj Abajian

Name:  Board of Directors

Title:  Groovy Company, Inc.

Date:  January 1, 2026

EXECUTIVE

Name:  Berj Abajian

Signature:  /S/ Berj Abajian

Date:  January 1, 2026